UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2006

IOMED, Inc.

(Exact name of registrant as specified in its charter)

Utah	1-14059	87-0441272
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

2441 South 3850 West, Salt Lake City, Utah	84120
(Address of principal executive offices)	(Zip Code)

(801) 975-1191

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Director

Effective October 15, 2006, Warren Wood, age 75, resigned from IOMED, Inc.’s Board of Directors.  As a result of Mr. Wood’s resignation, the Company’s Board of Directors now consists of five directors.  Mr. Wood had served as a director of the Company since 1996 and had served on the Company’s Audit and Compensation Committees.  Mr. Wood’s current term as a director would have expired in 2007. Mr. Wood informed the Company that he had no disagreements with the Company related to its operations, policies, or practices.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 19, 2006	Iomed, Inc.

	By:	/s/ Robert J. Lollini
Robert J. Lollini
President and Chief Executive Officer